AMENDMENT NO. 4 TO CREDIT AGREEMENT


         AMENDMENT dated as of May 9, 2000 to the Amended and Restated Credit Agreement dated as of June 8, 1999, as amended by Amendment No. 1 dated as of October 15, 1999, Amendment No. 2 dated as of January 23, 2000 and Amendment No. 3 dated as of April 27, 2000 (as so amended, the "Credit Agreement"), among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "Borrowers"), the BANKS party thereto (the "Banks"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                      W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, on and after the Effective Date (as defined in Section 9 below), refer to the Credit Agreement as amended hereby.

         Section 2. Resetting of the Availability Limit. The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

         "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii) $75,175,000; provided that on any date on which the Debt Limit is reset to a new amount in accordance with Section 4.17(c)(ii) or Section 4.17(c)(iii) (and, in the case of any reset pursuant to Section 4.17(c)(iii) that constitutes an increase in the Debt Limit, all the Banks have agreed to such new amount, in their sole discretion), the amount set forth in this clause (ii) shall be deemed to have been amended

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(effective on and as of the date such reset is effective) to be such new amount, without any further action on the part of any Borrower or any Bank. Except as set forth in the proviso to clause (ii) of the immediately preceding sentence, the Availability Limit may be increased only by an amendment in accordance with
Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

         Section 3. Notification of Automatic Reset of Debt Limit. The following sentence is added at the end of Section 4.17(c)(ii): "The Borrowers shall give the Agent prompt notice of any such sale and the Agent shall give the Borrowers prompt notice of any redetermination of the Debt Limit pursuant to this clause
(ii) as a result of any such sale with respect to which the Agent shall have received notice; provided that any failure or delay by the Agent in giving notice of any such redetermination shall not affect or limit the obligations of the Borrowers to comply with such redetermined Debt Limit.".

         Section 4. Amendment of the Annual Coverage Ratio Covenant. The first sentence of Section 4.28 of the Credit Agreement is amended by adding the following proviso at the end thereof: "; provided that for purposes of determining the amount of scheduled principal payments on the Loans in the calendar year 2002, only 45% of the amount of scheduled payments of principal on the Loans in such calendar year shall be included."

         Section 5. Amendment of the Interest Coverage Ratio Covenant. The penultimate sentence of Section 4.34 of the Credit Agreement is amended to read in its entirety as follows:

         For purposes of this Section 4.34, "Historical CFADS" means, for any period, gross cash operating revenues properly allocable to Petroleum Property for such period less the following cash items: royalties, operating costs, severance, windfall profits and other wellhead taxes, general and administrative expenses and current income and other taxes properly allocable to such period and cash capital expenditures made during such period and properly allocable to a Petroleum Property owned as of the date of the most recent Reserve Report (other than cash capital expenditures (i) constituting the purchase price of any such Petroleum Property permitted to be purchased hereunder or (ii) exploration costs associated with any Petroleum Property owned as of the date of the most recent Reserve Report).

         Section 6. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

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         Section 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 9. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Agent shall have received from the Borrowers and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            HALLWOOD ENERGY CORPORATION



                                            By:
                                                  Name:
                                                  Title:


                                            HALLWOOD CONSOLIDATED
                                                RESOURCES CORPORATION



                                            By:
                                                  Name:
                                                  Title:



                                            HALLWOOD ENERGY PARTNERS, L.P.


                                            By: HEC Acquisition Corp., its
                                                   General Partner

                                                  By___________________________
                                                       Name:
                                                        Title:




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                                            MORGAN GUARANTY TRUST
                                                  COMPANY OF NEW YORK



                                            By:
                                                  Name:
                                                  Title:


                                            FIRST UNION NATIONAL BANK



                                            By:
                                                  Name:
                                                  Title:


                                            BANK OF AMERICA, N.A., formerly
                                                  NATIONSBANK, N.A.



                                            By:
                                                  Name:
                                                  Title:

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Acknowledged by:

                                    HALLWOOD LA PLATA, LLC
                                    LA PLATA ASSOCIATES, LLC

                                    By: HALLWOOD PETROLEUM, INC.

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The Manager of Hallwood La Plata LLC and La
                                            Plata Associates LLC

                                    CONCISE OIL AND GAS PARTNERSHIP
                                    EM NOMINEE PARTNERSHIP COMPANY
                                    MAY ENERGY PARTNERS OPERATING
                                                 PARTNERSHIP LTD.

                                    By: HEC ACQUISITION CORP.

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The  General  Partner of Concise Oil and Gas
                                    Partnership, EM Nominee Partnership Company,
                                    May Energy  Partners  Operating  Partnership
                                    LTD.

                                    HALLWOOD CONSOLIDATED PARTNERS,
                                    L.P.

                                    By: HALLWOOD CONSOLIDATED
                                    RESOURCES CORPORATION

                                    By:______________________________________
                                         Name:
                                         Title:

                                    The General Partner of Hallwood Consolidated
                                            Partners, L.P.


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